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                             THIRD AMENDMENT TO THE
                               EXECUTIVE DEFERRED
                                  BONUS PLAN OF
                                UNITEDTRUST BANK

      Upon mutual consent and for valuable consideration hereby recognized, this Third Amendment, dated November 19, 2002 to the Executive Deferred Bonus Plan ("Plan") for United National Bank, which went into effect October 1st, 1997, is for the purpose of amending the Plan as follows:

      1. Wherever the Plan refers to 'United National Bank, a national banking association," or to "United National Bank," it shall henceforth be deemed to refer "UnitedTrust Bank, a New Jersey banking corporation," or "UnitedTrust Bank," respectively.

      2.    Section 1.2 of the Plan is amended to read as follows:

            1.2   "Bank" means UNITEDTRUST BANK and any successor thereto.

      3.    Section 1.18 of the Plan is amended to read as follows:

            1.18 Interest Factor means monthly compounding or discounting, as applicable at a rate determined annually in accordance with the following: the Interest Factor shall be equal to the greater of (i) eight (8%) or (ii) the annual rate of return on average tangible equity exclusive of unrealized gains or losses on available for sale securities for the Holding Company for the immediately preceding year minus five percent (5%); provided, however, that '(ii)' shall only be applicable if the Holding Company tier one capital ratio is equal to or greater that the well capitalized ratio, currently at six percent (6%).

      All other provisions of the Executive Deferred Bonus Plan for UnitedTrust Bank, which are not specifically modified by this Third Amendment, are hereby incorporated and shall remain in full force and effect.



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      IN WITNESS WHEREOF, UnitedTrust Bank and the Executives have caused this
Third Amendment, effective as of the above date, to be executed in triplicate.


ATTEST:                                 UNITEDTRUST BANK


/s/ Ralph L. Straw, Jr.                 By: /s/ Thomas C. Gregor
    -------------------------------         ------------------------------------
    Ralph L. Straw, Jr.                         Thomas C. Gregor
                                                Chairman

EXECUTIVES


/s/  Thomas C. Gregor                   By: /s/ Donald E. Reinhard
    -------------------------------         ------------------------------------
     Thomas C. Gregor                           Donald E. Reinhard


/s/  Warren R. Gerleit                  By: /s/ John J. Cannon
    -------------------------------         ------------------------------------
     Warren R. Gerleit                          John J. Cannon


/s/  Joanne F. Herb                     By: /s/ Alfred J. Soles
    -------------------------------         ------------------------------------
     Joanne F. Herb                             Alfred J. Soles


/s/  Raymond C. Kenwell                 By: /s/ Ralph L. Straw, Jr.
    -------------------------------         ------------------------------------
     Raymond C. Kenwell                         Ralph L. Straw, Jr.


/s/  A. Richard Abrahamian              By: /s/ Richard G. Tappen
    -------------------------------         ------------------------------------
     A. Richard Abrahamian                      Richard G. Tappen


                                        By: /s/ Charles E. Nunn, Jr.
                                            ------------------------------------
                                                Charles E. Nunn, Jr.




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